Exhibit 99.1

News Release

Air Products and Chemicals, Inc.

1940 Air Products Boulevard, Allentown, PA 18106-5500

www.airproducts.com

Air Products Announces Two New Independent Director Candidates

as Part of Ongoing Board Refreshment

•	Bob Patel and Alfred Stern, seasoned executives with experience leading major publicly listed industrial companies, to stand for election at Air Products’ 2025 Annual Meeting of Shareholders

•

Patel, former Chief Executive Officer (CEO) of W.R. Grace and LyondellBasell and former President of Standard Industries, brings 35 years of global chemicals and materials industry experience in senior manufacturing, commercial, and management roles, and on public company boards, with extensive experience leading large-scale, global company transformations

•

Stern, CEO and Executive Board Chairman of the OMV Group, Supervisory Board Chairman of OMV Petrom, and former CEO of Borealis, has 29 years of proven experience in leading and transforming global energy and chemicals companies and leading international multi-billion-dollar projects

LEHIGH VALLEY, Pa., (November 18, 2024) – Air Products (NYSE:APD) today announced planned changes to its Board of Directors as part of its commitment to ongoing refreshment.

Air Products intends to nominate Bhavesh V. “Bob” Patel and Alfred Stern for election to the Board at the Company’s 2025 Annual Meeting of Shareholders. These candidates bring strong experience leading and overseeing public companies, as well as expertise operating complex global businesses in the chemicals and energy sectors. They each have stellar records growing major industrial companies internationally and capitalizing on clean energy and sustainability opportunities.

David H.Y. Ho and Matthew H. Paull will not seek re-election to the Board at the 2025 Annual Meeting. Following these changes, the Board will continue to be comprised of nine Directors, six of whom will have been appointed in the last five years. Collectively, Air Products’ Directors contribute highly relevant and applicable experience to effectively oversee the Company. They bring executive and public company board expertise, deep knowledge of the industrials sector, experience running complex cross-border organizations, and a long track record of managing large-scale growth projects and seizing on opportunities related to the energy transition.

Edward L. Monser, Lead Director, said: “Bob and Alfred are seasoned leaders of the highest caliber, with valuable insight and perspectives that will bolster Air Products’ business and strategy. With their addition, the Board will continue to be well-positioned to oversee the Company through its next phase of growth and execute on a successful leadership succession. I look forward to working with the entire Board to deliver on our goal of being the safest, most diverse and most profitable industrial gas company in the world.”

“We are delighted to nominate Bob and Alfred to the Air Products Board,” said Air Products’ Chairman, President and Chief Executive Officer Seifi Ghasemi. “We welcome their extensive business experience and proven leadership as Air Products delivers on its growth strategy of optimizing and growing its core industrial gases business while advancing the energy transition through clean hydrogen. On behalf of the Board, I would like to thank David and Matthew for their vision and counsel that helped place Air Products on a firm growth trajectory. We are grateful for their service and contributions to the Company.”

Bob Patel is the former Chief Executive Officer of W.R. Grace and LyondellBasell, two major global chemical companies. He has 35 years of industry experience in manufacturing, commercial, and management roles, as well as in the global commodity markets. With experience running an NYSE-listed company and leading large-scale global transformations, Mr. Patel brings executive leadership skills, public company board experience, capital markets and financial expertise, extensive Middle East joint venture experience, and safety expertise. He most recently served as President of Standard Industries, a global industrial company with an array of holdings, technologies, and investments. He was previously CEO of W.R. Grace, which was acquired by Standard Industries. Previously he held leadership positions at LyondellBasell, one of the largest chemicals, plastics, and refining companies in the world. During his 12-year tenure at LyondellBasell, including seven as CEO with a track record of disciplined capital allocation, Mr. Patel built new world-scale production facilities, expanded its market presence in Asia, and made key strategic acquisitions. Under Mr. Patel’s leadership, LyondellBasell was named to Fortune Magazine’s “World’s Most Admired Companies” list for four consecutive years beginning in 2018. Prior to LyondellBasell, Mr. Patel held senior positions at Chevron and Chevron Phillips Chemical Company. He has served on the Board of Directors of Halliburton since 2021. Mr. Patel earned a Bachelor of Science in Chemical Engineering from The Ohio State University and holds a Master of Business Administration from Temple University.

Alfred Stern has been Chairman of the Executive Board and CEO of the OMV Group since 2021. OMV, listed on the Vienna Stock Exchange, is the largest industrial company in Austria with a global footprint. Under Mr. Stern’s vision and leadership, OMV is transitioning to become an integrated sustainable chemicals, fuels and energy company, with a focus on innovative circular economy solutions. He is also Chairman of the Supervisory Board of OMV Petrom, a listed energy company in Bucharest, Romania. With in-depth international multi-industry experience spanning over three decades, Mr. Stern has led profound business efforts and transformations in the energy and chemical industries in Europe, the U.S., Asia and the Middle East. In particular, he has successfully initiated and led significant international, multi-billion-dollar growth projects, including organic and inorganic investments, and joint ventures. Prior to OMV, Mr. Stern was CEO of Borealis, a leading provider of advanced and sustainable plastics and chemicals solutions. During his 14-year tenure at Borealis, he held various executive positions and was instrumental in growing the joint venture Borouge in the Middle East ninefold. He started his career at DuPont de Nemours, accumulating extensive global experience in R&D, sales and marketing, operations and business management. Mr. Stern holds a PhD in Material Science and a Master’s Degree in Polymer Engineering and Science, both from the University of Leoben in Austria. He has been awarded with the H.F. Mark Medal, a DuPont Innovation Award, and a Prize of Honor from the Austrian Ministry of Science and Research.

About Air Products

Air Products (NYSE:APD) is a world-leading industrial gases company in operation for over 80 years focused on serving energy, environmental, and emerging markets and generating a cleaner future. The Company supplies essential industrial gases, related equipment and applications expertise to customers in dozens of industries, including refining, chemicals, metals, electronics, manufacturing, medical and food. As the leading global supplier of hydrogen, Air Products also develops, engineers, builds, owns and operates some of the world’s largest clean hydrogen projects, supporting the transition to low- and zero-carbon energy in the industrial and heavy-duty transportation sectors. Through its sale of equipment businesses, the Company also provides turbomachinery, membrane systems and cryogenic containers globally.

The Company had fiscal 2024 sales of $12.1 billion from operations in approximately 50 countries and has a current market capitalization of over $65 billion. Approximately 23,000 passionate, talented and committed employees from diverse backgrounds are driven by Air Products’ higher purpose to create innovative solutions that benefit the environment, enhance sustainability and reimagine what’s possible to address the challenges facing customers, communities, and the world. For more information, visit www.airproducts.com or follow us on LinkedIn, X, Facebook or Instagram.

This release contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based.

Important Additional Information and Where to Find It

Air Products and Chemicals, Inc. (the “Company”) plans to file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2025 annual meeting of shareholders (the “2025 Annual Meeting”). Prior to the 2025 Annual Meeting, the Company will file a definitive proxy statement (the “Proxy Statement”) together with a WHITE proxy card. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC at the SEC’s website (http://www.sec.gov) or at the Company’s website https://investors.airproducts.com or by Innisfree M&A Incorporated, toll-free at (877) 750-0537 banks and brokers call collect at (212) 750-5833.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and other employees may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from shareholders in connection with the 2025 Annual Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2025 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2024 annual meeting of shareholders, filed with the SEC on December 8, 2023. Information regarding the ownership of the Company directors and executive officers in the shares of the Company common stock is included in their SEC filings on Forms 3, 4, and 5, which can be found at the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests (by security holdings or otherwise), will be set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

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Media Inquiries:

Katie McDonald, tel: (610) 481-3673; email: mcdonace@airproducts.com

Investor Inquiries:

Eric Guter, tel: (610) 481-1872; email: guterej@airproducts.com

Mun Shieh, tel: (610) 481-2951; shiehmh@airproducts.com